SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            May 1, 2006

                           CENTURY REALTY TRUST
______________________________________________________________________________
             (Exact Name of Registrant as Specified in Charter)

          Indiana                          0-7716            35-1284316
________________________________      _____________      ____________________
(State or Other Jurisdiction of         (Commission        (IRS Employer or
      Incorporation)                    File Number)      Identification No.)

823 Chamber of Commerce Building, Indianapolis, Indiana         46204
______________________________________________________________________________
(Address of Principal Executive Offices)                      (Zip Code)


(Registrant's Telephone Number, Including Area Code)        (317) 632-5467
______________________________________________________________________________


                                Not Applicable
______________________________________________________________________________
           (Former Name or Former Address if Changed Since Last Report)



Item 8.01.  Other events.

     This Current Report on Form 8-K is for the purpose of furnishing to the commission, without filing, a News Release by the Registrant dated May 4, 2006, that announced the sale on May 1, 2006, of a net-leased restaurant property. While that property did not represent a significant asset of the registrant, certain unresolved issues effecting its disposition were disclosed as risk factors under Form 10-K, Item 1-A for the year ended December 31, 2005. A copy of the News Release is furnished as Exhibit 99.44 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits.


         Exhibit No.                     Description
         ___________                     ___________

         99.44                           News Release dated May 4, 2006






                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CENTURY REALTY TRUST




May 4, 2006                           By: /s/ John I. Bradshaw, Jr.
_______________                          ____________________________________
    Date                                  John I. Bradshaw, Jr.
                                          President and Treasurer
                                          Chief Executive Officer